INVESTOR PRESENTATION 21st Annual ICR Conference January 2019

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 27, 2017 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted Income Before Taxes, Adjusted EBITDA and Adjusted Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Adjusted Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted Income Before Taxes, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non- GAAP reconciliations. INVESTOR PRESENTATION 2

DENNY’S INVESTMENT HIGHLIGHTS Consistently Growing  Eight consecutive years of system-wide same-store sales1 growth Same-Store Sales3  Strong same-store sales1 performance relative to peers  Nearly 350 new restaurants opened since 2011 (~20% of the system)2 Global Development  60 international locations opened since 2011 (5 new countries)2  Enhanced international development agreements Strong Adjusted Free Cash  Generated nearly $340M in Adjusted Free Cash Flow* over the last 7 years Flow* and Shareholder  3 Return Over $393M allocated to share repurchase program since November 2010  Transitioning to a lower risk business model expected to have accretive impacts Refranchising and Real on Adjusted Earnings per Share* and Adjusted Free Cash Flow* Estate Strategy  Upgrading the quality of real estate portfolio through a series of like-kind exchanges * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the prior year. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue from franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. 2. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. 3. Data as of September 26, 2018, the end of Fiscal Third Quarter 2018. INVESTOR PRESENTATION 3

EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” Deliver a Consistently Grow Drive Profitable Differentiated and Operate the Global Growth for All Relevant Brand Great Restaurants Franchise Stakeholders Enabled Through Technology and Training + Close Collaboration with Franchise Partners INVESTOR PRESENTATION 4

DELIVERING A DIFFERENTIATED AND RELEVANT BRAND Welcome to America’s Diner where we serve classic, comforting food at a fair price around the clock for unpretentious, everyday occasions. Food Service Atmosphere INVESTOR PRESENTATION 5

MENU EVOLUTION TO MATCH GUESTS’ NEEDS FOCUS ON BETTER QUALITY, MORE CRAVEABLE PRODUCTS Nearly 80% of Core Menu Entrées Changed or Improved Since Our Revitalization Began Leading to Significant Improvement in Taste and Quality Scores and Sales Growth INVESTOR PRESENTATION 6

NEWEST LIMITED TIME ONLY OFFERINGS FEATURED PRODUCTS INCLUDE OMELETTES AND HEARTY COMFORT DINNER ENTREES INVESTOR PRESENTATION 7

EVERYDAY VALUE HELPING TO DRIVE TRAFFIC  High awareness as 1 in 5 guests say they visit Denny’s because of $2468 Value Menu  Utilize local and national media targeting popular products like $4 Everyday Value Slam  19% average incidence rate of $2468 Value Menu since national launch in April 2010, ranging from approximately 15% to 23%  Positive guest response to new LTO value entrée INVESTOR PRESENTATION 8

DENNY’S ON DEMAND Sales by Channel1 Share of Transactions by Daypart1 100% 4% 3% 40% 7% 8% 38% 90% 30% 30% 27% 80% 25% 20% 23% 21% 22% 89% 89% 70% 10% 14% 60% 0% Company Franchise Breakfast Lunch Dinner Late Night Dine In Pick Up Delivery Off-Premise Transactions Dine-In Transactions 2 Delivery Status Online Transactions by Age1 100% 50% 80% 40% 86% 82% 43% 76% 77% 60% 70% 71% 30% 40% 20% 25% 20% 10% 12% 12% 8% 0% 0% Company Domestic Franchise Total Domestic 18 - 24 25 - 34 35 - 44 45 - 54 55+ Eligible for Delivery Active with Delivery 1. Data for the Fiscal Fourth Quarter 2018. 2. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 9

THE MODERN AMERICAN FAMILY Who they are:  Largely identify as part of the Millennial generation  Have a family-first focus and are increasingly becoming multi-generational (especially amongst Hispanics)  Mobile-centric and constantly have access to multiple screens How we are connecting with them: TV Digital Video Content Digital & Social Data & Tech Search INVESTOR PRESENTATION 10

REMODEL PROGRAM ENHANCING TRAFFIC AND SCORES Q4 20181 Estimated Year End 2019 ~81% System ~90% ~100% Company System 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. Includes new openings and international restaurants. INVESTOR PRESENTATION 11

HERITAGE REMODEL KEY TO REVITALIZING LEGACY BRAND New Denny’s New Legacy Denny’s INVESTOR PRESENTATION 12

FOCUS ON CONSISTENTLY OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT • Investments in training talent, tools, and strategies driving improvements in service scores • Denny’s Pride Review Program used to evaluate and share best practices • Close collaboration with franchisees executing remodels, improving speed of service, and growing margins INVESTOR PRESENTATION 13

GLOBAL DEVELOPMENT Growth Initiatives Enabled Nearly 350 New Restaurant Openings Since 2011 With 95% Opened by Franchisees1 70 61 60 5 50 50 46 45 40 5 38 14 39 40 8 6 6 7 30 30 56 9 41 20 37 36 34 32 32 10 21 0 2011 2012 2013 2014 2015 2016 2017 2018 Domestic Openings International Openings System Openings 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 14

DOMESTIC FOOTPRINT Approximately 1,600 Restaurants in the U.S.1 with Strongest Presence in West Coast, Southwest, Texas, and Florida TOP 10 U.S. MARKETS1 DMA UNITS Los Angeles 179 6 5 Phoenix 66 11 8 Houston 61 1 25 Dallas/Ft. Worth 53 2 Sacramento/Stockton 51 San Francisco/Oakland 44 Orlando/Daytona 41 San Diego 40 6 Chicago 38 Miami/Ft. Lauderdale 35 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 15

INTERNATIONAL FOOTPRINT International Presence of 131 Restaurants in 12 Countries and U.S. Territories has grown by over 50% Since Year End 20101 United States 1,578 Canada 74 Puerto Rico 14 Mexico 11 New Zealand 7 Honduras Guatemala City Philippines 7 Honduras 6 Costa Rica 3 United Arab Emirates 3 Guam 2 United Kingdom 2 El Salvador 1 Guatemala 1 Dubai Philippines 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 16

STRONG PARTNERSHIP WITH FRANCHISEES Well Diversified, Experienced, and Energetic Group of 246 Franchisees Ownership of 1,536 Franchisee Restaurants1 Number of Total Franchise Number of Total Franchise • 35 franchisees with more than 10 Franchise Units as % of Franchisees Units restaurants each collectively comprise Units Total over 60% of the franchise system 1 84 84 5% • Largest-ever turnout at the 2018 Annual 2 – 5 92 255 17% Denny’s Franchisee Association 6 – 10 35 268 17% Convention is evidence of our growing 11 – 15 12 149 10% momentum and brand relevance 16 – 30 13 277 18% > 30 10 503 33% Total 246 1,536 100% 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 17

STRONG COLLABORATION WITH FRANCHISEES Denny’s Franchisee Marketing Brand Advisory Operations Brand Advisory Association Council Council Annual Convention Menu Innovation Training Initiatives Steering Committee Meetings Media Support PRIDE Reviews Joint Board Meetings Product Testing Operations Support Supply Chain Oversight Development Brand Technology Brand Advisory Committee Advisory Council Council Purchase product for system Successful Heritage Remodels Customer Facing Technology Outperformed PPI by avg of ~1ppt Prototype Development Denny’s On Demand each year over the last decade Lease & Asset Management Common POS Platform INVESTOR PRESENTATION 18

REFRANCHISING STRATEGY Divider Slide: Recent Performance INVESTOR PRESENTATION 19

REFRANCHISING STRATEGY – Planned Objectives  Transition to a 95% to 97% franchised brand over next 18 months  Sell 90 to 125 Company operated restaurants  Stimulate growth through attached development commitments  Generate over $100 million in pre-tax proceeds  Reduce annual cash capital expenditures by $7 - $10 million with a more asset-light business model  Moderately increase leverage  Deliver shareholder-friendly returns INVESTOR PRESENTATION 20

REFRANCHISING STRATEGY –Annual Impact Estimated Refranchising Impact Restaurants to be refranchised 90 - 125 Estimated Adjusted EBITDA* Impact ($20M - $27M) + Incremental Royalties (@4.5%) $8M - $11M + Incremental Rent $2M - $3M + Cost Savings $10M - $12M Net Adjusted EBITDA* Impact ~$0 + Benefit of lower maintenance Cash CapEx $7M - $10M Adjusted Free Cash Flow* Impact $7M - $10M * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. INVESTOR PRESENTATION 21

REFRANCHISING – Restaurant Portfolio Restaurant Store Count 1,800 1,750 40 - 50 60 - 70 1,700 56 91 1,650 173 1,600 1,550 1,659 1,500 1,624 1,536 1,450 1,400 Current 1 Refranchise 90 Refranchise 125 Franchise Restaurants Company Restaurants Est. Development Commitments Current Post Refranchising States with Company Restaurants 21 ~8 DMAs with Company Restaurants 48 ~14 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. Includes the sale of 8 restaurants that occurred in Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 22

REFRANCHISING – Company Restaurants & Proceeds AUV’s & Margins $4.0 25% $3.5 19% - 21% GAAP) 20% - $3.0 15.0%1 (non $2.5 15% ($ in millions) in ($ 10% - 12% $2.0 $1.5 10% $1.0 5% $0.5 $1.9 - $2.1 $2.31 $2.7 - $2.9 Average Unit Volume Volume Unit Average $0.0 0% Margin Operating Restaurant What We Are Selling Current Company Portfolio What We Are Keeping AUV Company Restaurant Operating Margin (Non-GAAP) Estimated Refranchising Proceeds Restaurants to be refranchised 90 - 125 AUV of restaurants we are selling $1.9M - $2.1M Company Restaurant Operating Margin (Non-GAAP) 10% - 12% Estimated Multiple 4.0x - 5.0x Pre-tax Refranchising Proceeds >$100M 1. Data as of September 26, 2018, the end of Fiscal Third Quarter 2018. INVESTOR PRESENTATION 23

REFRANCHISING – Expected Cost Savings 1 25% 25% G&A % of LTM System-Wide Sales 2.4% 2.3% Total Savings 2.3% 2.3% $10M - $12M 2.2% 2.1% 2.1% 2.1% 2.0% 2.0% 2.0% 1.9% 50% 1.8% Field Support (Operating Margins) Pre Post Refranchsing Refranchsing Corporate Support (G&A) Franchise Support Cost Sharing (G&A) 1. Source: Company filings as of 9/7/2018. INVESTOR PRESENTATION 24

REFRANCHISING – Debt Leverage Total Debt to LTM EBITDA Benchmarking1 8 6 7.3x 6.6x 6.8x 4 4.1x 2 3.1x 0 Denny’s Current Target Range2 2.5x 3.5x 2.45x 2.79x 2.94x Current Credit Facility Q4 2016 Q4 2017 Q3 2018 Limitation 1. Source: FactSet based on most recent company filings as of 12/31/2018. 2. Denny’s target leverage guidance (Total Debt / LTM Adjusted EBITDA*) provided in conjunction with credit facility refinance announced October 31, 2017. INVESTOR PRESENTATION 25

REAL ESTATE STRATEGY – Planned Objectives Upgrade quality of real estate portfolio through a series of like-kind exchanges  Sell between 25% and 30% of the 951 properties currently owned  Generate proceeds of approximately $30 million  Redeploy proceeds to acquire higher quality real estate  Cash proceeds from the sale of property are not captured in Cash Capital Expenditures while purchases of property are included 1. Data as of December 26, 2018, the end of Fiscal Fourth Quarter 2018. INVESTOR PRESENTATION 26

RECENT PERFORMANCE Divider Slide: Recent Performance INVESTOR PRESENTATION 27

TOTAL SYSTEM SALES AND ADJUSTED EBITDA* GROWTH Total System Sales Have Grown by Approximately $500 Million Since 2011 Adjusted EBITDA* Growth of 26% Over Last 6 Years Total System Sales1 Adjusted EBITDA* $2.9 $110.0 22.0% $103.3 $2.9 $105.0 21.0% $2.8 $100.0 $2.8 $100.0 20.0% $2.7 $2.7 $95.0 $88.8 19.7% 19.0% $2.6 19.5% $ Bs $ $90.0 $2.6 Ms $83.1 18.0% $ 18.1% $2.5 $85.0 $81.7 $78.0 17.6% 17.0% $80.0 $78.6 $2.4 $2.4 $2.4 16.9% 16.0% $75.0 $2.4 16.1% $2.3 $70.0 15.2% 15.0% $2.2 $65.0 14.0% 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which Adjusted EBITDA* $ Adjusted EBITDA* % of Total Revenue are non-consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue from franchised and * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net licensed restaurants. Accordingly, total system sales should be considered as a Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), supplement to, not a substitute for, our results as reported under GAAP. and Adjusted Free Cash Flow. INVESTOR PRESENTATION 28

COMPANY SALES AND MARGINS Steady Growth in Company Restaurant Average Unit Volumes Company Restaurant Margins Expanded by 370 bps Over Last 6 Years Company Restaurant Company Restaurant AUVs Operating Margin (Non-GAAP) $2.35 $70.0 19.0% $65.2 $65.6 $2.3 $2.20 $2.3 $65.0 18.0% $2.2 $60.0 $58.7 17.8% 17.0% $2.05 $2.1 16.8% $53.8 $2.0 Ms $55.0 16.0% $ Ms $ $ $51.5 $1.90 $1.9 16.6% $50.0 15.0% $1.8 $45.9 $1.75 $44.8 $45.0 14.0% 14.6% 13.7% $1.60 $40.0 13.6% 13.0% 13.1% $1.45 $35.0 12.0% 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 Margin $ Margin % INVESTOR PRESENTATION 29

FRANCHISE SALES AND MARGINS Steady Growth in Franchise Restaurant Average Unit Volumes Franchise Operating Margins Expanded by 670 bps Over Last 6 Years Franchise Franchise Restaurant AUVs Operating Margin (Non-GAAP)1 $1.65 $105.0 72.0% $1.60 $99.5 $100.0 $98.8 71.0% $1.6 71.7% $1.55 $1.6 $94.9 70.0% $1.5 $95.0 $92.9 70.8% $1.50 69.0% Ms Ms $1.5 $90.0 $88.0 $88.2 $1.45 $ $ $ 68.6% 68.0% $1.40 $85.0 $1.4 $82.6 $1.4 67.0% $1.35 67.5% $1.4 $80.0 66.0% $1.30 $75.0 65.7% $1.25 65.3% 65.0% 65.0% $1.20 $70.0 64.0% 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 Margin $ Margin % 1. Reflects data prior to the adoption Topic 606. See appendix for further details. INVESTOR PRESENTATION 30

CONSISTENTLY GROWING SAME-STORE SALES1 Eighth Consecutive Year of Positive Domestic System-Wide Same-Store Sales1 Growth 7.0% Domestic System-Wide Same-Store Sales1 6.0% 5.8% 5.0% 4.0% 3.0% 2.8% 2.0% 1.5% 1.4% 1.3% 1.1% 0.9% 0.8% 1.0% 1.0% 0.7% 0.5% 0.0% (1.0%) (0.7%) (2.0%) 2011 2012 2013 2014 2015 2016 2017 2018 Q1 '18 Q2 '18 Q3 '18 Q4 '18 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the prior year. Total operating revenue is limited to company restaurant sales and royalties, fees and occupancy revenue from franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. INVESTOR PRESENTATION 31

GROWING ADJUSTED NET INCOME PER SHARE* Highly Franchised Business Provides Lower Risk with Additional Upside from Operating Higher Volume Company Restaurants $0.58 $0.60 $0.55 $50 Adjusted Net Income * $0.50 $0.43 $0.37 $40 ($Millions) $0.40 $0.31 $0.26 $30 per Share per $0.30 $0.20 $42.3 $40.7 $20 $36.7 * Adjusted Net Income Net Adjusted $0.20 $32.9 $29.3 $25.2 $10 $0.10 $19.5 $0.00 $0 2011 2012 2013 2014 2015 2016 2017 Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. INVESTOR PRESENTATION 32

STRONG ADJUSTED FREE CASH FLOW* GENERATION Nearly $340 Million in Adjusted Free Cash Flow* Generated Over Last 7 Years 2018 Investments include 6 Franchise Restaurant Acquisitions $120 $105 - $107 $100 $103 $100 $89 $82 $83 $79 $78 $31 $37 - $39 $80 $34 $16 $16 $22 $33 $3 - $5 $1 $21 $6 $2 $3 $60 $4 $11 $15 ~$19 $ Millions $ $17 $12 $3 $8 $5 $9 $8 $52 $40 $48 $49 $49 $51 $44 - $46 $45 $42 $20 $0 2011 2012 2013 2014 2015 2016 2017 2018 1 Guidance Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Adjusted Free Cash Flow* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. 1. Full Year Guidance provided in Third Quarter 2018 Earnings Release dated October 30, 2018. INVESTOR PRESENTATION 33

SOLID BALANCE SHEET WITH FLEXIBILITY Growing Adjusted EBITDA* Enables Higher Leverage while Maintaining Financial Flexibility to Make Investments and Return Capital to Shareholders 3.5x $600 Total Debt 3.0x $500 * 2.5x $400 2.0x * $300 ($Millions) 1.5x Total Debt / Debt Total $200 Adjusted EBITDA Adjusted 1.0x 0.5x $100 0.0x $0 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 Total Debt* Total Debt / Adjusted EBITDA* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. Total Debt is Gross Debt including Capital Lease Obligations. INVESTOR PRESENTATION 34

CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS Over $393 Million Allocated Towards Share Repurchases Since We Started to Return Excess Capital to Shareholders in Late 20101 SHARE REPURCHASES ($ Millions) • Approximately $83 million allocated to repurchase shares in 2017 • Over $393 million allocated to $105.8 repurchase shares since November 20101 $82.9 • Approximately $159 million remaining in existing share $58.7 repurchase authorization program1 • Announced $25 million accelerated $36.0 $37.4 share repurchase program on $21.6 $22.2 $24.7 November 16, 2018 $3.9 Q4 2011 2012 2013 2014 2015 2016 2017 YTD Q3 2010 2018 1. Data as of September 26, 2018, the end of Fiscal Third Quarter 2018. INVESTOR PRESENTATION 35

STOCK PRICE OUTPERFORMANCE Between 2010 and January 4, 2019, Denny’s Stock Price Rose 365%, or 3.4X the S&P Small Cap 600 Index and 1.7X the S&P Small Cap 600 Restaurants Index 450% DENN Up 365% 400% S&P Small Cap 600 Restaurants Index Up 218% 350% S&P Small Cap 600 Index Up 107% 300% 250% 200% 150% 2011 The Beginning of 100% Denny’s Brand Revitalization 50% 0% Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 Oct-18 Apr-11 Apr-12 Apr-13 Apr-14 Apr-15 Apr-16 Apr-17 Apr-18 Feb-14 Jun-17 Feb-11 Jun-11 Feb-12 Jun-12 Feb-13 Jun-13 Jun-14 Feb-15 Jun-15 Feb-16 Jun-16 Feb-17 Feb-18 Jun-18 Dec-14 Dec-10 Dec-11 Dec-12 Dec-13 Dec-15 Dec-16 Dec-17 Dec-18 Aug-11 Aug-16 Aug-13 Aug-14 Aug-15 Aug-17 Aug-18 (50%) Aug-12 INVESTOR PRESENTATION 36

DENNY’S INVESTMENT HIGHLIGHTS • Consistently growing same-store sales through brand revitalization strategies to enhance food, service, and atmosphere • Global development supported by commitments from refranchising and enhanced international development agreements • Strong Adjusted Free Cash Flow* and shareholder return supported by solid balance sheet with significant flexibility to support brand investments and share repurchase program • Transitioning to a lower risk model expected to have accretive impacts on Adjusted Earnings per Share* and Adjusted Free Cash Flow* * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Adjusted Free Cash Flow. INVESTOR PRESENTATION 37

APPENDIX INVESTOR PRESENTATION 38

EXPERIENCED AND COMMITTED LEADERSHIP TEAM John C. Miller, President and CEO since 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, Executive Vice President, Chief Administrative Officer and Chief Financial Officer since 2005. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operating Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Senior Vice President, Chief Brand Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut, and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Senior Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Timothy E. Flemming, Senior Vice President, General Counsel and Chief Legal Officer. Joined the Company in 1993 and has served as General Counsel since 2008 after having served in the same capacity for the primary subsidiaries since 2005. Additional food service experience includes serving as Assistant General Counsel of Compass Group, North America. Michael L. Furlow, Senior Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Jill A. Van Pelt, Senior Vice President, Chief People Officer. Joined Denny's in 2006 as Senior Director of Total Rewards and named Vice President of Human Resources in 2008. Prior experience includes various positions in Accounting, Human Resources Systems, and Human Resources for Maytag, Coastal Corporation, and Dynegy. Robert P. Verostek, Senior Vice President, Finance. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012. Prior experience includes various accounting roles for Insignia Financial Group. INVESTOR PRESENTATION 39

AWARDS AND COMMENDATIONS • National Association of Corporate Directors (NACD) Directorship 100 2017 (Brenda Lauderback) • Latino Leaders Magazine Most Relevant Latinos in Board Service in the Nation 2017 (José Gutiérrez) • Nations Restaurant News Norman Award 2017 (John C. Miller) • TDn2K Global Best Practices Award 2016 • Nation’s Restaurant News Power List 2016 (John C. Miller) • Diversity Journal’s Women Worth Watching Award 2016 (April Kelly-Drummond) • Savoy Top Influential Women in Corporate America 2016 (April Kelly-Drummond, Brenda Lauderback, and Laysha Ward) • Most Influential Black Corporate Directors 2016 (Brenda Lauderback, George Haywood, and Laysha Ward) • Human Rights Campaign Equality Award Honoree 2016 (Dawn Lafreeda, Franchisee) • Asian Enterprise Top 100 Places to Work for Asian Americans 2016 INVESTOR PRESENTATION 40

REVENUE RECOGNITION CHANGES ($ in millions) 2017 2017 (Actual) (Pro Forma) Advertising and Other Fees & Costs Franchise and license revenue $138.8 $221.8  Will now be separately reflected in Advertising and other fees 83 revenue and expense Advertising and other costs (83) Costs of franchise and license revenue (39.3) (122.3) Franchise Operating Margin (Non-GAAP) $99.5 $99.5 Franchise Operating Margin Rate (Non-GAAP) 71.7% 44.9% Initial Franchise Fees ($ in 000’S) EXAMPLE Initial Fee $40 Year 1 Year 2 Year 3 . . . . Year 20  Will now be recognized ratably over franchise agreement term Cash Receipt $40 Previous Standard Revenue $40 Cash Receipt $40 New Standard Revenue $2 $2 $2 $2 Note: We recorded deferred revenue of approximately $21 million as of the first day of fiscal 2018 related to previously recognized initial franchise fees. The deferred revenue will be amortized over the remaining term of the related franchise agreements.  Revenue recognition changes will not impact any other components of franchise and license revenue, costs of franchise and license revenue, overall business cash flows, or cash taxes and effective tax rates. INVESTOR PRESENTATION 41

NON-GAAP FINANCIAL RECONCILIATIONS YTD $ Millions (except per share amounts) 2006 2007 20081 2009 2010 2011 2012 2013 20141 2015 2016 2017 2018 Net Income (loss) $28.7 $29.5 $12.7 $41.6 $22.7 $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $32.2 Provision for Income Taxes2 16.3 6.7 3.5 1.4 1.4 (84.0) 12.8 11.5 16.0 17.8 16.5 17.2 7.2 Operating (Gains) Losses and Other Charges, Net (47.9) (31.1) (6.4) (14.5) (4.9) 2.1 0.5 7.1 1.3 2.4 26.9 4.3 1.6 Other Non-Operating (Income) Expense, Net 8.0 0.7 9.2 (3.1) 5.3 2.6 7.9 1.1 (0.6) 0.1 (1.1) (1.7) (0.9) Share‐Based Compensation 7.6 4.8 4.1 4.7 2.8 4.2 3.5 4.9 5.8 6.6 7.6 8.5 3.7 Deferred Compensation Plan Valuation Adjustments5 0.5 0.5 (1.8) 1.0 0.5 (0.1) 0.7 1.1 0.5 0.0 0.9 1.6 0.5 Interest Expense, Net 57.7 43.0 35.5 32.6 25.8 20.0 13.4 10.3 9.2 9.3 12.2 15.6 15.3 Depreciation and Amortization 55.3 49.3 39.8 32.3 29.6 28.0 22.3 21.5 21.2 21.5 22.2 23.7 20.0 Cash Payments for Restructuring Charges & Exit Costs (5.1) (9.1) (9.1) (7.5) (7.0) (2.7) (3.8) (2.8) (2.0) (1.5) (1.8) (1.7) (0.8) Cash Payments for Share‐Based Compensation (0.9) (0.9) (1.0) (2.4) (1.9) (0.8) (1.0) (1.2) (1.1) (3.4) (2.5) (3.9) (1.9) Adjusted EBITDA5 120.3 93.3 86.6 86.0 74.3 81.7 78.6 78.0 83.1 88.8 100.0 103.3 76.8 Adjusted EBITDA Margin % 12.1% 9.9% 11.4% 14.1% 13.6% 15.2% 16.1% 16.9% 17.6% 18.1% 19.7% 19.5% 16.3% Cash Interest Expense (50.9) (38.5) (31.6) (29.3) (23.1) (17.0) (11.6) (9.1) (8.1) (8.3) (11.2) (14.6) (14.5) Cash Taxes (1.3) (2.3) (1.1) (0.6) (0.9) (1.1) (2.0) (2.8) (3.8) (5.4) (3.0) (6.4) (2.3) Capital Expenditures (33.1) (33.1) (27.9) (18.4) (27.4) (16.1) (15.6) (20.8) (22.1) (32.8) (34.0) (31.2) (27.7) Adjusted Free Cash Flow5 35.1 19.5 26.1 37.7 23.0 47.5 49.4 45.3 49.1 42.3 51.9 51.2 32.3 Net Income (loss) $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $32.2 Pension Settlement Loss 0.0 0.0 0.0 0.0 0.0 24.3 0.0 0.0 Losses (Gains) on Sales of Assets and Other, Net (3.2) (7.1) (0.1) (0.1) (0.1) 0.0 3.5 (0.8) Impairment Charges 4.1 3.7 5.7 0.4 0.9 1.1 0.3 1.6 Early Extinguishment of Debt 1.4 7.9 1.2 0.0 0.3 0.0 0.0 0.0 Tax Reform 0.0 0.0 0.0 0.0 0.0 0.0 (1.6) 0.0 Tax Effect of Adjustments3 (0.8) (1.6) (2.2) (0.1) (0.4) (2.5) (1.2) (0.1) Adjusted Provision for Income Taxes4 (94.3) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Adjusted Net Income $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $40.7 $32.8 Diluted Net Income Per Share $1.15 $0.23 $0.26 $0.37 $0.42 $0.25 $0.56 $0.49 Adjustments Per Share ($0.95) $0.03 $0.05 $0.0 $0.01 $0.30 $0.02 $0.01 Adjusted Net Income Per Share $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0.58 $0.50 Diluted Weighted Average Shares Outstanding 99,588 96,754 92,903 88,355 84,729 77,206 70,403 66,122 1. Includes 53 operating weeks. 2. In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income. 3. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%. Tax adjustments for full year 2013, 2014, 2015 and 2017 use full year effective tax rates of 31.9%, 32.9%, 33.0%, and 30.3%, respectively. Tax adjustment for the loss on pension termination for the year ended December 28, 2016 is calculated using an effective tax rate of 8.8%. The remaining tax adjustments for the year ended December 28, 2016 are calculated using the Company's effective tax rate of 30.9%. Tax adjustment for the nine months ended September 26, 2018 is calculated using the Company's year-to-date effective tax rate of 18.3%. 4. Adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit. 5. Historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in our non-qualified deferred compensation plan liabilities. INVESTOR PRESENTATION 42